                                                                    EXHIBIT 10.8


                              FIFTH AMENDMENT TO
                              ------------------
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------



  THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 21st day of December 1998, by and between THE WMF GROUP, LTD., a Delaware corporation ("WMF Group"); WMF WASHINGTON MORTGAGE CORP., a Delaware corporation ("Washington"); WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon"); WMF PROCTOR, LTD., a Michigan corporation ("Proctor"); THE ROBERT C. WILSON COMPANY, a Texas corporation ("Wilson"); THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation ("Wilson-Arizona"); and WMF CARBON MESA ADVISORS, INC., a Delaware corporation ("Carbon Mesa"; WMF Group, Washington, Huntoon, Proctor, Wilson, Wilson-Arizona, Carbon Mesa and any other Subsidiary of WMF Group that may at any time hereafter become a party to the Agreement are hereafter collectively referred to as the "Borrowers"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK UNITED, a federal savings bank ("Bank United"), PNC BANK, N.A., a national banking association ("PNC"; RFC, Bank United, PNC and any Additional Lender that may at any time hereafter become party hereto are hereafter referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

  WHEREAS, the Borrowers, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Warehouse Commitment Limit of One Hundred Fifty Million Dollars ($150,000,000) (the "Warehousing Commitment") which has been temporarily increased to Four Hundred Million Dollars ($400,000,000) and a Servicing Facility Credit Limit of Fifty Million, Seven Hundred Eleven Thousand Seven Hundred Forty-Four Dollars ($50,711,744) (the "Servicing Facility Commitment"), as evidenced by a Credit and Security Agreement (Syndicated Agreement) dated December 5, 1997, as the same may have been amended or supplemented (the "Agreement");

  WHEREAS, the Borrowers have requested the Lenders to amend certain terms of the Agreement, and the Lenders have agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

  NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

  2. The effective date ("Effective Date") of this Amendment shall be December 22, 1998, the date on which the Borrowers have complied with all the terms and conditions of this Amendment.

  3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

      "Agency Security" means a Mortgage-backed Security issued or guarantied by
       ---------------
  Fannie Mae, Freddie Mac or Ginnie Mae.

      "Fannie Mae" means Fannie Mae, a corporation created under the laws of the
       ----------
   United States, and any successor thereto.

      "Fannie Mae Loan Loss Reserves" means reserves established by the
       -----------------------------
   Borrowers to absorb estimated future losses related to Fannie Mae DUS Mortgage Loans sold by the Borrowers to Fannie Mae.

      "Freddie Mac" means Freddie Mac, a corporation created under the laws of
       -----------
   the United States, and any successor thereto.

      "Ginnie Mae" means the Governmental National Mortgage Association, an
       ----------
   agency of the United States government, and any successor thereto.

      "WMF Funding" means WMF Funding Corp., a Delaware corporation.
       -----------

      "Year 2000 Problem" means the risk that computer applications may not be
       -----------------
   able to properly perform date-sensitive functions after December 31, 1999.

   4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Debt," "Eligible Mortgage Pool," "Equity Closing Date," "Fair Market Value," "LIBOR," "Mortgage-backed Securities," "Servicing Acquisition Commitment Termination Date," "Tangible Net Worth," and "Warehousing Maturity Date," in their entirety, replacing them with the following definitions:

      "Debt" means, with respect to any Person, at any date (a) all
       ----
   indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date Fannie Mae Loan Loss Reserves, Subordinated Debt not due within one year of such date, deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights and the deferred portion of any purchase price payable with respect to a Servicing Acquisition to the extent payment of said deferred portion by the Borrower is contingent upon the generation of minimum levels of income to the Borrower by the seller.

        "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved
         ----------------------
     Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering such Agency Security, and (c) such Agency Security will be delivered to the Collateral Agent.

        "Equity Closing Date" means any date after July 15, 1998 on which WMF
         -------------------
     Group receives the proceeds of the sale of any issuance of its capital stock (other than any conversion of Subordinated Debt to capital stock) or any Borrower receives proceeds of the issuance of any Subordinated Debt, excluding, however, WMF Group's receipt of the proceeds of the sale of $1,250,000 of its common stock to Greenwich Capital Markets, Inc. ("GCM") in December, 1998, and $1,250,000 of its common stock to GCM in January, February or March, 1999.

        "Fair Market Value" means at any time for a Mortgage Loan or the
         -----------------
     related Agency Security (if such Mortgage Loan is to be used to back an Agency Security), (a) if such Mortgage Loan or the related Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the Adjusted Value of such Mortgage Loan or the Mortgage Loans backing such Agency Security.

        "LIBOR" means, for each calendar week, the rate of interest per annum
         -----
     which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bridge Information Services on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher 1/16%. If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money
                                                                      -----
     Rates."
     -----

        "Mortgage-backed Securities" means securities that are secured or
         --------------------------
    otherwise backed by Mortgage Loans or Co-op Loans.

        "Servicing Acquisition Commitment Termination Date" means the earlier
         -------------------------------------------------
    of (a) January 30, 1998, as such date may be extended from time to time in writing by all of the Lenders holding Servicing Facility Commitments, in their sole discretion, and (b) the date the Servicing Facility Commitments are terminated pursuant to Section 8.2 hereof.

        "Tangible Net Worth" means with respect to any Person at any date, the
         ------------------
    excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in
    Section 4.1(a)(7) hereof, plus Fannie Mae Loan Loss Reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Credit Agent in its sole discretion.

        "Warehousing Maturity Date" shall mean the earlier of: (a) the close of
         -------------------------
    business on April 1, 1999, as such date may be extended from time to time in writing by all the Lenders, in their sole discretion, and (b) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

    5. The definitions of "FHLMC," "FNMA" and "GNMA" and in Section 1.1 of the Agreement shall be deleted in their entirety.

    6. All references in the Agreement to "FNMA," "FHLMC" and "GNMA" are amended to be references to "Fannie Mae," "Freddie Mac" and "Ginnie Mae," respectively.

    7.  Section 2.1(b) of the Agreement is hereby amended to add the following section immediately after Section 2.1(b)(9)

                   (10) No Advance shall be made against a Mortgage Loan other than a Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

     8. Section 2.8 of the Agreement shall be further amended to add the following after Section 2.8(g):

         2.8(h) If, for any reason, no interest is due on an Advance, the Borrowers agree to pay to the Lenders an administrative fee equal to one day of interest on such Advance at the rate of 1-1/2% per annum. Administrative fees shall be due and payable in the same manner as interest is due and payable hereunder.

     9. Sections 2.9(c) and 2.9(d) of the Agreement shall be deleted in their entirety and following shall be substituted in lieu thereof:

         2.9(c)    [INTENTIONALLY OMITTED]

         2.9(d)    [INTENTIONALLY OMITTED]

    10. Sections 2.9(g)(11) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

            (11) Upon sale or other disposition of the Pledged Mortgage or, if a Pledged Mortgage is included in an Eligible Mortgage Pool, upon sale or other disposition of the related Agency Securities.

    11. Section 2.9(g)(13) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

            (13) On the date on which any of the Borrowers knows, or has reason to know, or receives notice from the Credit Agent, that one or more of the representations and warranties set forth in Section 5.15 were inaccurate or incomplete in any material respect on any date when made or deemed made.

    12. Section 2.9(p) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

              2.9(p) The outstanding principal amount of all Servicing
          Facility Advances shall be payable in full on April 1, 1999. In addition, the Special Servicing Facility Advances shall be prepaid rateably on each Equity Closing Date, by 25% of the amount of proceeds received by the Borrowers from the sale of capital stock of WMF Group or the issuance of Subordinated Debt, net of the direct costs of such sale or issuance.

     13. Section 2.12 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.12  Miscellaneous Charges.  In addition to all fees payable
                ---------------------
     pursuant to Section 2.11 hereof, the Borrowers agree to reimburse the Credit Agent for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Credit Agent in connection with the handling and administration of Advances, and to reimburse the Collateral Agent for Miscellaneous Charges incurred by or on behalf of the Collateral Agent in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Credit Agent, filing fees, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral, the Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within 30 days after receipt of an invoice or an account analysis statement from the Credit Agent or the Collateral Agent, as the case may be.

     14. Section 5 of the Agreement is amended by adding the following immediately after Section 5.17:

          5.18  Year 2000 Compliance.  The Borrowers have conducted a
                --------------------
     comprehensive review and assessment of the Borrowers' computer applications and made inquiry of the Borrowers' key suppliers, vendors, customers, and Investors with respect to the Year 2000 Problem and, based on that review and inquiry, the Borrowers do not believe the Year 2000 Problem will result in a material adverse change in the Borrowers' business condition (financial or otherwise), operations, properties or prospects, or ability to pay the Obligations.

     15. Section 6.2(b) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          6,2(b) As soon as available and in any event within ninety (90) days after the close of each fiscal year of WMF

     Group, statements of income, changes in stockholders' equity and cash flow of WMF Group and its Subsidiaries, on a consolidated basis for such year, and the related balance sheet as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion (which opinion shall not be qualified due to possible failure to take all appropriate steps to successfully address the Year 2000 Problem) in form and substance satisfactory to the Lenders and prepared by an accounting firm reasonably satisfactory to the Lenders, or other independent certified public accountants of recognized standing selected by WMF Group and acceptable to the Lenders, as to said financial statements and a certificate signed by the chief financial officer of WMF Group stating that said financial statements fairly present the financial condition and results of operations of WMF Group and its Subsidiaries as of the end of, and for, such year.

     16. Section 6.2(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          6.2(c) Together with each delivery of financial statements required in
     Section 6.2(a) for the last month of any fiscal quarter, and each delivery of financial statements required in Section 6.2(b), an Officer's Certificate substantially in the form of Exhibit I-MF hereto: (1) setting
                                              ------------
     forth in reasonable detail all calculations necessary to show that the Borrowers are in compliance with the requirements of Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11 and 7.13 hereof as of the end of such month or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrowers have taken, are taking or propose to take with respect thereto);
     (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; (3) certifying that the representation set forth in
     Section 5.18 hereof is true and correct as of the date of such certificate or, if such representation is not true and correct as of such date, specifying the nature of the problem and what action the Borrowers have taken, is taking or proposes to take with respect thereto; and (4) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Borrowers and their Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

     17. Section 7.13 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          7.13 Transactions with Affiliates.   Directly or indirectly (a) make
               ----------------------------
     any loan, advance, extension of credit or capital contribution to any of its Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) pay management fees to or on behalf of such Affiliates; provided, that nothing in this Section 7.13 shall restrict transactions between the Borrowers. Provided that no Default or Event of Default has occurred or is continuing at the time any transfer or investment is made, this Section
     7.13 does not prohibit (i) transfers of Mortgage Loans to Affiliates or to special-purpose entities created by any Borrower or Affiliate, provided that each such transfer to an Affiliate that is not a Borrower is on terms no less favorable to the transferring Borrower than those that would be available from an unaffiliated purchaser of similar Mortgage Loans and, with respect to Pledged Mortgages, the Release Amount is paid with respect thereto prior to or simultaneously with such transfer, (ii) equity investments by WMF Group in an aggregate amount not to exceed Ten Million Dollars ($10,000,000) in COMIT, provided that COMIT engages principally in the business of purchasing and financing Mortgage Loans that do not customarily qualify for inclusion in pools of Mortgage Loans which back investment grade securities, (iii) equity investments by WMF Group in an aggregate amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000), in WMF Funding, provided that (A) WMF Funding at all times
     (y) remains a wholly-owned subsidiary of WMF Group, and (z) engages principally in the business of the acquisition or origination and securitization of Commercial Mortgage Loans, and (B) such investments are funded solely with the proceeds of equity investments made by GCM in WMF Group, and (iv) additional equity investments by WMF Group in an aggregate amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in WMF Funding, provided that (A) WMF Funding at all times (y) remains a wholly-owned subsidiary of WMF Group, and (z) engages principally in the business of the acquisition or origination and securitization of Commercial Mortgage Loans, and (B) such investments are made only after the equity investments by GCM in WMF Group described in clause (iii) (B) above, and related investments by WMF Group in WMF Funding, have been made.

     18. Section 8.1 of the Agreement is further amended by adding the following immediately after Section 8.1(o):

          8.1(p) Any Lien for any taxes, assessments or other governmental charges (i) is filed against any of the Borrowers or any of their property, or is otherwise enforced against any of the Borrowers or any portion of the Collateral, or (ii) obtains priority that is equal or greater than the priority of the Lenders' security interest in any of the Collateral.

     19. Section 8.2(d)(5) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and obtain access to the Borrowers' data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Lenders deem necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

     20. Section 8.2 of the Agreement shall be further amended by adding the following section immediately after Section 8.2(j):

          8.2(k) The Credit Agent is hereby granted a license or other right to use, without charge, the Borrowers' computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Borrowers' rights under all licenses and all other agreements related to the foregoing shall inure to the Borrowers' benefit until the Obligations are paid in full; provided, however, that the Credit Agent agrees not to exercise such
     --------  -------
     license or other right except in conjunction with the exercise of its remedies after the occurrence and during the continuance of an Event of Default.

     21.  Exhibit D-MF/FHA and Exhibit D-MF/CONV/DUS/COND to the Agreement are
          ----------------     --------------------------
hereby deleted in their entirety and replaced with the new Exhibit D-MF/FHA and
                                                           ----------------
Exhibit D-MF/CONV/DUS/COND attached to this Amendment.  All references in the
--------------------------
Agreement to Exhibit D-MF/FHA and Exhibit D-MF/CONV/DUS/COND shall be deemed to
             ----------------     --------------------------
refer to the new Exhibit D-MF/FHA and Exhibit D-MF/CONV/DUS/COND.
                 ----------------     --------------------------

     22. The Lenders hereby agree to waive their default rights, with respect to the failure of the Borrowers to comply with Sections 7.11 and
7.13 of the Agreement for the period from August 31, 1998 through the Effective Date. The foregoing waiver applies only to the specific instances described herein. It is not a waiver of any subsequent breach of the same provisions of the Agreement, nor of any breach of any other provision of the Agreement. Notwithstanding the foregoing, the Lenders reserve all of the rights, powers and remedies presently available to the Lenders under the Agreement and the Notes, including the right to cease making Advances to the Borrowers and the right to accelerate any of the indebtedness owing under the Agreement, if any other Default occurs under the Agreement.

    23.  Exhibit I-MF to the Agreement is deleted in its entirety and replaced
         ------------
with the new Exhibit I-MF attached to this Amendment.  All references in this
             ------------
Amendment and the Agreement to Exhibit I-MF shall be deemed to refer to the new
                               ------------
Exhibit I-MF.
------------

    24. The Borrowers shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Borrowers and all of the Lenders; (b) an executed Certificate of Secretary with corporate resolutions for each Borrower; (c) an amendment fee in the amount of $160,000, to be shared rateably among the Lenders holding Servicing Facility Commitments, and (d) a One Thousand Dollar ($1,000) document production fee.

    25. The Borrowers represent, warrant and agree that (a) after giving effect to paragraph 23 hereof, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (c) the Lenders are not in default under any of the Loan Documents and the Borrowers have no offset or defense to their performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

    26. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of its obligations thereunder.

    27. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Credit Agent (including, without limitation, the reasonable fees and service charges of Dorsey & Whitney LLP, counsel to the Credit Agent) in connection with this Amendment.

  28. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

  IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                                 BORROWERS:

                                                 THE WMF GROUP, LTD.,
                                                 a Delaware corporation

                                                 By:/s/ Michael D. Ketcham
                                                    --------------------------
                                                 Its: Executive Vice President
                                                      ------------------------


STATE OF Virginia         )
                          ) ss
COUNTY OF Fairfax         )



  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of THE WMF GROUP, LTD., a Delaware
----------      ------------------------
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                                 /s/ Barbara Fox
                                                 -------------------------------
                                                 Notary Public
 (SEAL)                                          My Commission Expires:3/31/2002
                                                                       ---------

                                                 WMF WASHINGTON MORTGAGE CORP.,
                                                 a Delaware corporation

                                                 By:/s/ Michael D. Ketcham
                                                    ----------------------------
                                                 Its: Executive Vice President
                                                      --------------------------

STATE OF Virginia            )
                             ) ss
COUNTY OF Fairfax            )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of WMF WASHINGTON MORTGAGE CORP., a
----------      ------------------------
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

                                                 /s/ Barbara Fox
                                                 -------------------------------
                                                 Notary Public
   (SEAL)                                        My Commission Expires:3/31/2002
                                                                       ---------

                                                 WMF/HUNTOON, PAIGE ASSOCIATES
                                                 LIMITED, a Delaware corporation

                                                 By:/s/ Michael D. Ketcham
                                                    ----------------------------
                                                 Its: Executive Vice President
                                                      -------------------------

STATE OF Virginia       )
                        ) ss
COUNTY OF Fairfax       )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of WMF/HUNTOON, PAIGE ASSOCIATES
----------      ------------------------
LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                                 /s/ Barbara Fox
                                                 -------------------------------
                                                 Notary Public
  (SEAL)                                         My Commission Expires:3/31/2002
                                                                       ---------

                                                 WMF PROCTOR, LTD.,
                                                 a Michigan corporation

                                                 By: /s/ Michael D. Ketcham
                                                     ---------------------------
                                                 Its: Executive Vice President
                                                      --------------------------

STATE OF Virginia      )
                       ) ss
COUNTY OF Fairfax      )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of WMF PROCTOR, LTD., a Michigan
----------      ------------------------
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

                                                 /s/ Barbara Fox
                                                 ------------------------------
                                                 Notary Public
  (SEAL)                                         My Commission Expires:3/31/2002
                                                                       ---------

                                                 THE ROBERT C. WILSON COMPANY,
                                                 a Texas corporation

                                                 By: Michael D. Ketcham
                                                     ---------------------------
                                                 Its: Executive Vice President
                                                      --------------------------

STATE OF Virginia      )
                       ) ss
COUNTY OF Fairfax      )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of THE ROBERT C. WILSON COMPANY, a
----------      ------------------------
Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

                                                 /s/ Barbara Fox
                                                 ------------------------------
                                                 Notary Public
 (SEAL)                                          My Commission Expires:3/31/2002
                                                                       ---------

                                            THE ROBERT C. WILSON COMPANY-ARIZONA
                                            an Arizona corporation

                                            By: /s/ Michael D. Ketcham
                                                --------------------------------
                                            Its: Executive Vice President
                                                 -------------------------------

STATE OF Virginia      )
                       ) ss
COUNTY OF Fairfax      )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of THE ROBERT C. WILSON COMPANY-
----------      ------------------------
ARIZONA, an Arizona corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

                                            /s/ Barbara Fox
                                            ------------------------------------
                                            Notary Public
  (SEAL)                                    My Commission Expires:3/31/2002
                                                                  --------------

                                                  WMF CARBON MESA ADVISORS, INC.
                                                  a Delaware corporation

                                                  By:/s/ Michael D. Ketcham
                                                     ---------------------------
                                                  Its: Executive Vice President
                                                       -------------------------

STATE OF Virginia     )
                      ) ss
COUNTY OF Fairfax     )


  On December 23, 1998, before me, a Notary Public, personally appeared Michael
     -----------                                                        -------
D. Ketcham, the Executive Vice President of WMF CARBON MESA ADVISORS, INC., a
----------      ------------------------
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

                                                 /s/ Barbara Fox
                                                 ------------------------------
                                                 Notary Public
  (SEAL)                                         My Commission Expires:3/31/2002
                                                                       ---------

                                                CREDIT AGENT:

                                                RESIDENTIAL FUNDING CORPORATION,
                                                a Delaware corporation

                                                By: /s/ Richard Hay
                                                   -----------------------------
                                                Its:  Director

                                                LENDERS:

Permanent Warehousing                           RESIDENTIAL FUNDING CORPORATION,
 Commitment:  $116,600,000

Temporary Maximum Warehousing                   By: /s/ Richard Hay
                                                    ----------------------------
 Commitment:  $366,600,000
                                                Its:  Director
Maximum Servicing Facility
 Commitment:  $22,313,167


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )


  On _________________, _____ before me, a Notary Public, personally appeared ____________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                                --------------------------------
                                                Notary Public
 (SEAL)                                         My Commission Expires:
                                                                      ----------

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )


  On _________________, _____ before me, a Notary Public, personally appeared ____________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                             -----------------------------------
                                             Notary Public
 (SEAL)                                      My Commission Expires:
                                                                   -------------

Maximum Warehousing                          BANK UNITED, a federal savings bank
 Commitment:  $33,400,000

Maximum Servicing Facility                   By: /s/ Sonya S. Gaiure
                                                 -------------------------------
 Commitment:  $10,613,701
                                             Its: Regional Director
                                                  ------------------------------


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )


  On _________________, _____ before me, a Notary Public, personally appeared ____________________________, the _________________ of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

   WITNESS my hand and official seal.


                                                  ------------------------------
                                                  Notary Public
  (SEAL)                                          My Commission Expires:
                                                                        --------

Maximum Warehousing                               PNC BANK, N.A.,
 Commitment: $0.00                                a national banking association


                                                 By:/s/ Sloane Graff
                                                    ----------------------------
Maximum Servicing Facility                       Its: Vice President
                                                      --------------
 Commitment:  $16,734,875
                                                 Notice Address:
                                                 500 West Jefferson Street
                                                 Suite 1200
                                                 Louisville, KY  40202
                                                 Attention: Janice Bolling,
                                                            Vice President
                                                 Telecopier No.: (502) 581-3844



STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )


  On _________________, _____ before me, a Notary Public, personally appeared ____________________________, the ____________ of PNC BANK, N.A., a national banking association personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                                 /s/ Amy C. Woods
                                                 -------------------------------
                                                 Notary Public
 (SEAL)                                          My Commission Expires:6/30/2002
                                                                       ---------